                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  William E. Bradford
                                     -----------------------------------------
                                     William E. Bradford
                                     Chairman of the Board, Chief Executive
                                     Officer and Director
                                     (Principal Executive Officer)

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Samuel B. Casey, Jr.
                                     -----------------------------------------
                                     Samuel B. Casey, Jr.
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Lawrence S. Eagleburger
                                     -----------------------------------------
                                     Lawrence S. Eagleburger
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and in her name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set her hand this 15th day of January, 1998.

                                     /s/  Sylvia A. Earle
                                     -----------------------------------------
                                     Sylvia A. Earle, Ph.D.
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Rawles Fulgham
                                     -----------------------------------------
                                     Rawles Fulgham
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  John A. Gavin
                                     -----------------------------------------
                                     John A. Gavin
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Ray L. Hunt
                                     -----------------------------------------
                                     Ray L. Hunt
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  George H. Juetten
                                     -----------------------------------------
                                     George H. Juetten
                                     Senior Vice President
                                     (Principal Financial Officer)

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  J. Landis Martin
                                     -----------------------------------------
                                     J. Landis Martin
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Lionel H. Olmer
                                     -----------------------------------------
                                     Lionel H. Olmer
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Jay A. Precourt
                                     -----------------------------------------
                                     Jay A. Precourt
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Donald C. Vaughn
                                     -----------------------------------------
                                     Donald C. Vaughn
                                     Director

                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Dresser Industries, Inc.'s Annual Report on Form 10-K for the fiscal year ended October 31, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 15th day of January, 1998.


                                     /s/  Richard W. Vieser
                                     -----------------------------------------
                                     Richard W. Vieser
                                     Director